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                                                                    EXHIBIT 10.3

                          STANDARD BUSINESS PARK LEASE

     THIS LEASE (hereinafter called the "Lease"), executed in duplicate is entered into this 9th day of January, 1995, by and between Brigitte Zemmrich hereinafter called "Lessor", and Natural Alternatives International, hereinafter called "Lessee". Lessor and Lessee hereby agree as follows:

1. LEASED PREMISES. Lessor hereby lets and demises to Lessee, and Lessee hereby hires from Lessor, on the terms, covenants, and conditions set forth herein, those premises designated in Exhibit "A" attached hereto and incorporated herein, hereinafter called the "Leased Premises", known as and located at 425 Ryan Drive, Suite A, San Marcos, CA 92069 (approximately 5,612 square feet), being a portion of a building, hereinafter called the "Building", located individually or as a group of contiguous buildings including the land and all improvements thereon, hereinafter called the "Business Park," other portions of which building and which business park shall from time to time be leased by Lessor to other Lessees.

2. TERM. The term of the Lease (the "Lease Term") shall be for Fifteen (15) months, commencing on February 1, 1995, and ending April 30, 1996.

3. LATE OR EARLY DELIVERY OF POSSESSION. In the event that Lessor is unable to deliver possession of the Leased Premises to Lessee on the above stated commencement date for any reason whatsoever, Lessor shall not be subject to any liability for loss or damages resulting therefrom, nor shall the validity of this Lease be affected nor the term thereof extended, but under such circumstances there shall be a proportionate reduction in rent to cover the period of time from the above stated commencement date to the date that possession of the Leased Premises is tendered to Lessee; provided, however, that if possession of the Leased Premises is not tendered by Lessor to Lessee within ninety (90) days following the above stated commencement date, then at any time after the ninety (90) day period and prior to tender by Lessor of possession, Lessee may terminate this Lease by delivery of written notice of such termination to Lessor, and thereupon all rights and obligations hereunder of both parties shall cease. If Lessor is able to deliver possession of the Leased Premises to Lessee prior to the above stated commencement date and Lessee accepts such early possession, the ending date of the Lease Term shall not be affected but the Lease Term shall be extended so as to advance the commencement date to the date of early acceptance of possession, and Lessee shall pay Lessor, at the time Lessee takes possession, a proportionate increase in rent to cover such additional period of time. The Leased Premises shall be deemed to have been delivered to Lessee upon Lessor's tender of the Leased Premises in a substantially complete condition, subject to minor punch list items.

4.   RENT.

     (a) Lessee agrees to pay to Lessor, at such place as Lessor may designate, without deduction, offset, prior notice or demand, the minimum rent for the Leased Premises during the Lease Term of Thirty Eight Thousand Seven Hundred Ninety and no/100 DOLLARS ($38,790.00) in lawful money of the United States, payable in monthly installments of Two Thousand Five Hundred Eighty Six and no/100 ($2526 Base Rent + $60 Water) Dollars ($2,586.00). All payments of rent shall be due and payable in advance on the first day of each calendar month during the Lease Term. The amount of Five Thousand One Hundred Seventy Two and no/100 DOLLARS ($5,172.00) is paid herewith to Lessor upon the execution of this Lease, receipt of which is hereby acknowledged, which sum shall represent payment of First Month's Rent plus Security Deposit DOLLARS ($-0-) for rent during the remaining portion of the calendar month in which the Lease Term commences, plus the payment of DOLLARS ($-0-) which sum shall represent payment of the month's rent. Lessee acknowledges and agrees that Lessor will not be required to send monthly statements or invoices as a condition to Lessee's obligation of timely payment of rent under this Lease, and that Lessee shall not have any right of offset against any rent coming due under this Lease.

     (b) Lessee acknowledges that late payment by Lessee to Lessor of rent or other sums due hereunder will cause Lessor to incur costs in excess of those contemplated by this Lease, the exact amount of which would be extremely difficult and impractical to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or deed of trust covering the Lease Premises. Therefore, in the event that Lessee should fail to pay any installment of rent or any other sum due under this lease after such amount is due, Lessee shall pay to Lessor as additional rent a late charge equal to five percent (5%) of each such installment or other sum, or Twenty Five Dollars ($25.00) per month, whichever is greater.

     (c) Should any payment be made by a check, and following its deposit by Lessor such check is returned for any reason, Lessee hereby agrees to pay to Lessor, as additional rent, a service charge of FIFTEEN DOLLARS ($15.00).

     (d) In the event that Lessee requests Lessor to construct or to permit the construction of additional tenant improvements and Lessor agrees to permit such additional tenant improvements, all as provided by paragraph 8 below, Lessee agrees that the rent shall be increased by a sum to be determined by the parties prior to construction of the additional tenant improvements.

     (e) The minimum annual rent set forth in section (a) of this paragraph 4 shall be subject to an upward only adjustment at the end of each one-year period of the Lease Term hereof, including option periods, if any. The first such adjustment shall take effect beginning with the first day of the first full calendar month following one year from the date of commencement of the Lease Term hereof, but if the date of commencement is the first day of a month, then the adjustment shall take effect one year thereafter, at which time the monthly rental payment for the ensuing twelve (12) months shall be adjusted upward only to a new amount, which new amount shall be the product of the minimum annual rent set forth in section (a) of paragraph 4 of this Lease multiplied by a fraction, the denominator of which is the Consumer Price Index as of the date of the commencement of the Lease Term, and the numerator of which is the Consumer Price Index for the month of the


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appropriate adjustment date. The Consumer Price index referred to herein shall be the 1967 = 100; Consumer Price Index published by the Bureau of Labor Statistics of the United States Department of Labor. If such index is not published for the period for which a rental adjustment determination is to be based upon, another index generally recognized as being comparable and authoritative shall be substituted by Lessor. Inasmuch as the appropriate index numbers may not be available on the date when any such adjustment is to be effective, the latest available index numbers shall be used until such time as the appropriate index numbers become available, at which time the calculation shall then be made as soon as reasonably possible, and the rent payment next falling due shall be appropriately adjusted so as to include both the correctly adjusted monthly rent and any additional amount required to bring such adjusted monthly rent current from the intended adjustment date.

5. DEPOSITS. Lessee has deposited with Lessor a security deposit in the sum of Two Thousand Five Hundred Eighty Six and no/100 dollars (2,2586.00), receipt of which is hereby acknowledged, as security for the full performance by Lessee of all of the provisions of this Lease. Should Lessee comply with all of the terms, covenants and conditions of this Lease by said Lessee to be performed, and promptly pay all rent provided for herein and all other sums payable by Lessee to Lessor hereunder, then the said security deposit, except for FIFTY DOLLARS ($50.00) thereof which is a nonrefundable lease origination fee, shall be returned in full to Lessee upon expiration of this Lease, after surrender to Lessor of the Lease Premises and after prompt inspection by Lessor whereby Lessor has determined that the Leased Premises are in as good condition as on the date of the commencement of the Lease Term set forth above, excepting only ordinary wear and tear. Lessee's interest in said security deposit is not assignable by Lessee. Lessor may at its option apply said security deposit, or so much thereof as may reasonably be necessary, to remedy defaults by Lessee in payment of rent, to repair damages to the Leased Premises or the Building caused by Lessee, to claim the Leased Premises upon termination of the Lease, or to compensate Lessor for any loss or damage sustained or suffered by Lessor due to any breach of this Lease by Lessee. In the event that said sum or any portion thereof is so applied by Lessor, Lessee shall, upon written demand of Lessor, immediately remit to Lessor an amount sufficient to restore said deposit to the original sum. The exercise of the options given Lessor under this section shall in no way affect any other remedy available to Lessor. Following the termination of this Lease, any remaining portion of said security deposit shall be returned to Lessee. Lessor shall not be required to keep this security deposit separate from its general funds. Lessor's obligation with respect to the security deposit is that of a debtor, not a trustee, and the security deposit may be commingled or dissipated or both, and in any event no interest shall accrue thereon. Should the interest of Lessor in the Leased Premises be sold, Lessor may deliver funds deposited by Lessee to the purchaser of such interest and thereupon Lessor shall be discharged from any further liability concerning such deposits.

6. UTILITIES. Lessee shall pay for all water, gas, heat, light, electricity, telephone service and all other service metered or chargeable to the Leased Premises, and furnish such deposits as each public utility providing any such service may require. Lessor reserves the right to install separate meters for any public utility service the Leased Premises for which a meter is not presently installed, in which event Lessee shall make payments when due directly to the appropriate public utility. As additional rent, Lessee shall pay to Lessor the sum of $-0- (Trash Removal is Lessee's Responsibility) per month for trash removal, and when water service is not separately metered, Lessee shall pay to Lessor for restroom water service the sum of $60.00 (Sixty and no/100) per month payable monthly, in advance, concurrently with the payment of rent as specified in paragraph 4 above. Lessee agrees not to over-burden the trash facilities. Lessee shall not overload any of the mechanical, electrical, plumbing, sewer or other utility equipment. If there is an increase in Lessee's use of trash removal service or facilities over the normal needs initially anticipated by Lessor, or if Lessee uses the water service for other than normal restroom purposes, Lessee agrees to pay such additional monthly charges as may reasonably be determined by Lessor.

7. USE OF PREMISES. The Leased Premises may be used and occupied only for Light Manufacturing and all other lawful uses, and for no other purpose or purposes with Lessor's express written consent. Lessee shall at all times comply with all laws, ordinances, orders, and regulations affecting the Leased Premises or the cleanliness, safety, occupation or use



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thereof, Lessee shall not do or permit anything to be done in or about the Lease
Premises, or bring or keep anything in the Leased Premises, that will in any way increase the premiums for, or the existing rate of, insurance on the Building or the Business Park without the express written consent of Lessor, nor shall any part of the Leased Premises be used for residential purposes or for the storage of any animal. Should any activity of Lessee result in an increase in any insurance premium covering the Building or the Business Park, Lessee shall pay the entire amount of such increase. Lessee shall not perform or permit any act or carry on any practice which may injure or impair the Building or any portion of the Business Park, or be a nuisance or menace to, or materially or unreasonably interfere with the permitted activities of, other lessees within the Business Park. Lessee shall not cause, maintain or permit any outside storage on or about the Leased Premises. Lessee agrees not to use or suffer or permit the Leased Premises or any part thereof to be used for any purpose other than as hereinabove specifically permitted. Lessee shall not conduct, or permit to be conducted, any sale by auction upon the Leased Premises. Lessee shall not cause or permit any loud noise, music, or loudspeaker sound system upon the Leased Premises.

8. ALTERATIONS; TRADE FIXTURES. Lessee agrees not to make or permit or suffer to be made any alterations, improvements, or additions to the Leased Premises or any part thereof without the prior written consent of Lessor, except such repairs as Lessee is required to make by the provisions of this Lease. Should Lessee desire to alter the Leased Premises and should Lessor give written consent to such alterations, Lessee shall, at Lessor's option contract with a contractor approved by Lessor for the construction of such alterations. All such work, regardless of by whom performed, shall be done at such time and in such manner as Lessor may from time to time designate.

Any alterations of or additions to the Leased Premises, excepting movable furniture and trade fixtures, shall, at Lessor's option, become part of the realty and belong to Lessor; however, Lessee may, upon written consent of Lessor, install trade fixtures (exclusive of trade fixtures or other trade equipment which would effectively convert warehouse area to additional office area), machinery of other trade equipment in conformance with the ordinances of the applicable city and county, any covenants, conditions or restrictions of record, and such rules as Lessor shall from time to time establish, and the same may be removed upon the termination of this Lease provided that Lessee is not then in default under any of the terms or conditions of this Lease and further provided that the Leased Premises would not be damaged by such removal.

Upon the termination of this Lease, Lessee shall return the Leased Premises in the same condition as when rented to Lessee, reasonable wear and tear excepted. Throughout the term hereof, Lessee shall take good care of the Leased Premises, its appurtenances, fixtures, and equipment, and shall not drill into, disfigure, or deface any part of the Building or the buildings, grounds, or any part or portion of the Business Park, or suffer the same to be done. Lessee shall immediately notify Lessor and repair the Leased Premises, its appurtenances, fixtures, and equipment, whenever needed as a result of the misuse or neglect of Lessee. In lieu of such repairs by Lessee, Lessor may, at its option, perform such repairs for Lessee and in that event the cost thereof shall be determined on statements rendered by Lessor to Lessee and the sum so determined shall be payable to Lessor upon delivery of such statement.

9. MECHANICS' AND OTHER LIENS. Lessee shall neither permit nor suffer any mechanics' lien or other lien to be filed against the Leased Premises or the Building or any other part of the Business Park, by reason of any work or labor performed for, materials supplied to, or obligations incurred by, Lessee or at Lessee's request or consent, or at the request or consent of any of Lessee's agents, employees, sublessees, or invitees.

Should any such lien be filed, Lessee shall cause it to be removed forthwith. Should Lessee fail to discharge any such lien or fail to furnish an insurance bond in twice the amount of such lien against the foreclosure thereof, Lessor may, but shall not be obligated to, discharge the same or take such other action as Lessor deems necessary to prevent a judgment or foreclosure on said lien from being executed against any portion of the Business Park, and all costs and expenses thereof, including reasonable attorney's fees incurred by Lessor, shall be repaid by Lessee to Lessor on written demand therefor.

Nothing in this Lease shall be construed as in any way constituting a consent or request by Lessor, expressed or implied, by inference or otherwise, to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any specific or general improvement, alteration, or repair of or to the Leased Premises or any portion of the Business Park. Lessor shall have the right in the event of any construction, alteration, repair, or work in, on, or to the Leased Premises or to any part thereof, to post and file such notices of nonresponsibility as are now or shall hereafter be provided by law, and Lessee shall give Lessor written notice five (5) days prior to employing any laborer or contractor to perform any such service.

10. ACCEPTANCE OF PREMISES. Lessee acknowledges that Lessee has thoroughly examined the Leased Premises and that no statement or representation not herein expressed as to the past, present or future condition or repair thereof, or of the Building or the Business Park, has been made by or on behalf of Lessor. By taking possession hereunder, Lessee acknowledges that the Leased Premises are in good and sanitary order, condition and repair and Lessee hereby waives any claim or right on account of the condition thereof.

11. SURRENDER OF THE LEASED PREMISES. At the expiration of the tenancy hereby created, Lessee shall surrender the Leased Premises in the same condition as the Leased Premises were in upon delivery of possession thereto under this Lease, reasonable wear and tear excepted, and damage by unavoidable casualty excepted to the extent that the same is covered by Lessor's fire insurance policy, and Lessee shall surrender all keys for the Leased Premises to Lessor at the place then fixed for the payment of rent and shall inform Lessor of all combinations on locks, safes and vaults, if any, in the Leased Premises. Lessee shall, at the option of Lessor, remove all of Lessee's trade fixtures before surrendering the Leased Premises and repair any damage to the Leased Premises caused thereby. If the Leased Premises are not surrendered immediately upon termination of this Lease, Lessee shall be responsible to Lessor for all damages which Lessor may suffer by reason thereof, and Lessee shall indemnify Lessor against, and hold Lessor harmless from, any and all claims made by any succeeding lessees against Lessor, resulting from delay in delivering possession of the Leased Premises to such succeeding lessee, so far as such delay is occasioned by the failure of Lessee to so surrender the Leased Premises. Lessee's obligation to observe and perform this covenant shall survive the expiration or other termination of the term of this Lease.

12. WASTE. Lessee shall not commit or suffer any waste upon the Leased Premises or any portion of the Business Park.

13. INSURANCE. No use shall be made or permitted to be made of the Leased Premises, nor acts done, which will increase the premiums for, or the existing rate of insurance on, the Building or the Business Park, or cause the cancellation of any insurance policy covering the Building or the Business Park, nor shall Lessee sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by standard form fire insurance policies. Lessee shall, at its sole cost and expense, comply with any and all requirements pertaining to the Leased Premises established by any insurance organization or company, which requirements are necessary for the maintenance of reasonable fire and public


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liability insurance covering the Leased Premises, the Building, or the Business
Park.

Lessee shall maintain in full force and effect on all of its fixtures and equipment in the Leased Premises a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of at least eighty percent (80%) of their insurable value. During the Lease Term the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures and equipment so insured. Lessor shall have no other interest in Lessee's insurance upon Lessee's equipment and fixtures. Lessee shall furnish Lessor with a certificate of such policy within thirty (30) days of the commencement of the Lease Term, and whenever requested by Lessor, Lessee shall satisfy Lessor that such policy is in full force and effect. Lessor shall not be required to carry any insurance on Lessee's possessions.

During the entire Lease Term, Lessee shall, at Lessee's sole cost and expense, provide and keep in force, policies of insurance written by companies acceptable to Lessor, insuring Lessor and Lessee jointly against liability for bodily injury with limits of not less than FIVE HUNDRED THOUSAND DOLLARS ($500,000) for injuries to or death of one person and ONE MILLION DOLLARS ($1,000,000) for injuries to or death of more than one person in any one occurrence, and with limits of not less than FIVE HUNDRED THOUSAND DOLLARS ($500,000) per occurrence for damage to property, such limits to be for any greater amounts as may be reasonably indicated by circumstances from time to time existing. Lessee shall furnish Lessor with a certificate of such policy and whenever requested shall satisfy Lessor that such policy is in full force and effect. Such policy shall name Lessor as an additional insured and shall be primary and noncontributing with any insurance carried by Lessor. The policy shall further provide that it shall not be cancelled or altered without twenty (20) days' prior written notice to Lessor.

14. MUTUAL WAIVER OF SUBROGATION. Lessor and Lessee each hereby waive any and all rights of recovery, causes of action, claims and demands against the other, or against the officers, employees, agents, or representatives of the other that may hereafter exist, by reason of the loss, destruction or damage occasioned to such waiving party of its property or the property of others under its control, caused by any peril included within the classification of fire and extended coverage insurance, to the extent that such loss or damage is insured against under any insurance policy of the waiving party in force at the time of such loss or damage.

15. INDEMNIFICATION BY LESSEE. This Lease is made on the express condition that Lessor shall not be liable, or suffer loss by reason of injury to person or property, from whatever cause, all or in any way connected with the condition or use of the Leased Premises or the improvements or personal property therein or thereon, including without limitation any liability for injury to the person or property of Lessee, its agents, officers, employees or invitees. Except as provided in paragraph 14 hereof with respect to waiver of subrogation, Lessee agrees to indemnify Lessor and Lessor's agents, and hold Lessor and Lessor's agents harmless from any and all liability, loss, cost, claim, or obligation on account of, or arising out of, any such injury or loss however occurring, including without limitation Lessee's use of the Leased Premises, the Building, or the Business Park, or from the conduct of Lessee's business, or from any activity, work, or thing done, permitted or suffered by Lessee in or about the Leased Premises, the Building, the Business Park, or elsewhere. Lessee shall further indemnify and hold Lessor and Lessor's agents harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under this Lease, or arising from any negligence of Lessee or Lessee's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses, and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon.

In the event that any action, suit, or proceeding is brought against Lessor, or any of Lessor's agents by reason of any such occurrence, then upon Lessor's request, Lessee shall, at Lessee's expense, resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel designated by the insurer whose policy covers the occurrence or by counsel designated by Lessee and approved by Lessor. The obligations of Lessee under this section arising by reason of any occurrence taking place during the Lease Term or any other time of possession or use of the Leased Premises by Lessee, shall survive any termination of this Lease.

16. WAIVER OF CLAIMS. Lessee hereby waives all claims against Lessor for damages to goods, wares and merchandise in, upon or about the Leased Premises and for injury to Lessee, its agents, employees, invitees, or third persons in or about the Leased Premises from any cause arising at any time.

Lessor shall not be liable for injury to Lessee's business or loss of income therefrom or for damage which may be sustained by the person, goods, wares, merchandise, or property of Lessee, its employees, invitees, customers, agents, or contractors, or any other person in or about the Leased Premises, the Building, or the Business Park caused by or resulting from fire, steam, electricity, gas, water, or rain, which may leak, or flow from or into any part of the Leased Premises, or from the breakage, leakage, obstruction, or other defects of pipes, sprinklers, wires, appliances, plumbing, heating, air conditioning, or lighting, or fixtures of the same, whether such damage or injury results from conditions arising upon the Leased Premises, the Building, or the Business Park, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessees of the Business Park.

17. MAINTENANCE AND REPAIRS. Lessee shall, at all times and at its sole cost and expense, keep and maintain the Leased Premises and appurtenances and every part thereof (excepting heating and air conditioning equipment, exterior walls, and roofs which shall be maintained by Lessor, the costs of which shall be part of common area maintenance), including plumbing, windows and skylights, any store front, glass, carpet, draperies, and the interior of the Leased Premises, in good and sanitary order, condition and repair. Lessee shall, at its sole cost and expense, keep and maintain all utilities, fixtures and mechanical equipment used by Lessee in good order, condition, and repair. In the case of equipment installed by Lessor for Lessee where Lessee is responsible for maintenance of the equipment, such maintenance will be provided by a reputable maintenance service company acceptable to Lessor at Lessee's expense. Evidence of such a service contract shall be provided to Lessor by Lessee upon Lessor's request.

If Lessee refuses or neglects to undertake and properly complete, to the reasonable satisfaction of Lessor, any matter of repair required of Lessee hereunder, then Lessor may make such repairs and Lessor shall not have any liability to Lessee for any loss or damage that may accrue to Lessee's merchandise, fixtures, or other property or to Lessee's business by reason thereof, and upon completion thereof, lessee shall pay all of Lessor's costs for making such repairs plus an additional twenty percent (20%) of such costs for overhead and supervision, upon presentation of a statement therefor, as additional rent. Said statement may include interest at the rate of ten percent (10%) per annum on said total cost from the date of substantial completion of repairs by Lessor.


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18.  SIGNS, LANDSCAPING. Lessee shall not place, or permit to be placed or maintained, on any exterior door, wall or window of the Leased Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or permit to be placed or maintained, any decoration, sign, lettering or advertising matter of the glass of any window or door, or other place that can be seen through the glass of the Leased Premises without first obtaining Lessor's written approval and consent. Lessee further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter, or thing as may be approved be Lessor, in good condition and repair at all times. Lessee shall not place any sign on a vehicle in the parking areas.

Lessee agrees to pay for the cost and maintenance of a sign identifying Lessee's business, said sign to be in conformity to existing signs within the building (white lettering only). Any signs not in conformity may be immediately removed and destroyed by Lessor without notice. Notwithstanding the foregoing, Lessor reserves the right, at any time and from time to time, to waive or otherwise grant exceptions for any other lessee, without in any way waiving or granting an exception to Lessee's obligation to conform strictly, and Lessee hereby consents to Lessor's allowing non-conforming signs of other lessees.

Lessor shall have the right to control all landscaping and Lessee shall not in any way damage or alter the landscaping.

19. ENTRY BY LESSOR. Lessee shall permit Lessor and Lessor's agents to enter the Leased Premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the Building, or for the purpose of making repairs, alterations, or additions to any portion of the Building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, or for the purpose of placing upon the Building any usual or ordinary "for sale" signs, without any rebate of rent and without any liability to Lessee for any loss of occupancy or quiet enjoyment of the Leased Premises thereby occasioned; and Lessee shall permit Lessor, at any time within sixty (60) days prior to the expiration of this Lease, to place upon the Leased Premises any usual or ordinary "to let", "for lease", "available", or comparable signs.

20. TAXES. Lessee shall pay before delinquency any and all taxes, assessments, license fees, and public charges levied, assessed or imposed and which become payable during the Lease Term upon Lessee's fixtures, furniture, appliances or personal property installed or located in the Leased Premises.

Lessee shall pay to Lessor upon demand as additional rent Lessee's percentage portion (as set forth in paragraph 4(f) above) of all real property taxes which shall, during the Lease Term, be assessed against the land and improvements within the Business Park, in excess of the real property taxes assessed against such real property for the fiscal year in which the Lease Term commences. As used herein the term "real property taxes" shall include any form of assessment, license fee, commercial rental charge or tax, levy, penalty, or tax, or charge in lieu of, or like, or measured by any such charge or tax, imposed by any authority having the direct or indirect power to tax, assess, or charge a fee, including any city, county, state or federal government, or any school, agricultural, utility, drainage, or other improvement district thereof, as against any legal or equitable interest of Lessor in the Leased Premises or in the Building or in the Business Park, and shall include all taxes and charges levied upon or measured by the rent payable hereunder, whether as a so called sales tax, transaction privilege tax, excise tax, or otherwise (but no income taxes shall be payable by Lessee).

21. ENVIRONMENTAL FACTOR ADJUSTMENT. In the event that any tax, assessment, levy, or surcharge is made upon Lessor or the Building or the grounds of which the Leased Premises are a part, which is based upon the National Environmental Policy Act, the California Environmental Quality Act, or any other legislation or rule, regulation, or ordinance relating to environmental quality or energy conservation, and which charge is measured by any physical element, configuration, status, or use of such Building or grounds, or energy use therein or thereon, Lessee shall pay to Lessor upon demand, as additional rent, Lessee's percentage portion (as numerically set forth in paragraph 4(f) above) of all such charges.

22. DESTRUCTION. In the event that the Leased Premises or the Building are damaged by fire or other perils covered by Lessor's extended coverage insurance, or in the event that the Leased Premises or the Building are declared unsafe or unfit for occupancy by any authorized public authority for any reason (other than Lessee's act, neglect, use or occupation) which declaration requires repairs to either the Leased Premises or the Building, Lessor shall promptly make such repairs, provided such repairs can reasonably be undertaken and completed within sixty (60) days under the laws and regulations of authorized public authorities, and this Lease shall remain in full force and effect, except that Lessee shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Lessee in the Leased Premises. If the damage or declaration is due to the fault or neglect of Lessee or its agents or employees, there shall be no abatement of rent. If repairs cannot reasonably be undertaken and completed within sixty (60) days, or repairs cannot be made under the then current laws and regulations, this Lease may be terminated at the option of either party, by notice to the other party within sixty (60) days of the damage or declaration, as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixth (60) days after the giving of such notice. As to any partial destruction (including any destruction necessary in order to make repairs required by any declaration) for which Lessor is obligated to repair or may elect to repair under the terms of this paragraph, the provisions of Section 1932, Subdivision (2), and Section 1933, Subdivision (4), of the Civil Code of the State of California are waived by Lessee. In the event that the Leased Premises or the Building of which the Leased Premises are a part are damaged as a result of any cause other than the perils covered by Lessor's fire and extended coverage insurance, then Lessor shall have the option: (1) to repair such damage, this Lease continuing in full force and effect, in which case the rent shall be proportionately reduced as hereinabove in this paragraph provided, or (2) give notice to Lessee at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving notice of termination of the Lease as provided in this paragraph 22, this Lease shall expire and all interest of Lessee in the Leased Premises shall terminate on the date so specified in such notice and the rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by Lessee in the Leased Premises, shall be paid up the date of such termination.

     Notwithstanding anything to the contrary contained in this paragraph 22, Lessor shall not have any obligation whatsoever to repair, reconstruct, or restore the Leased Premises when the damage resulting from any casualty covered under this paragraph 22 occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

     In no event shall Lessor be required to repair any injury or damage from fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, fixtures or any other property installed in the Leased Premises by Lessee.

     Lessee shall not be entitled to any compensation or damages from Lessor for loss of the use of the whole or any part of the Leased Premises, or Lessee's personal property, or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

23. ASSIGNMENT AND SUBLEASING. Lessee shall not sublease the Leased Premises nor any portion thereof, nor shall Lessee assign any interest under this Lease or permit the use of the Leased Premises by any person or persons other than Lessee, whether voluntarily or involuntarily, except upon the written consent of Lessor. Lessor shall not unreasonably withhold its consent to any assignment of this Lease by Lessee. Any attempted assignment or subletting without Lessor's written consent shall be void and shall, at the option of Lessor, terminate this Lease. Consent by Lessor to any assignment or subletting shall not release Lessee from its primary liability under the Lease, and Lessor's consent to one assignment, subletting or occupation or use by a party other than Lessee shall not be deemed a consent to any other assignment, subletting or occupation or use by any other party, nor a waiver of Lessor's right to approve or disapprove thereof.

24. INSOLVENCY. If Lessee or any guarantor of this Lease shall become bankrupt or insolvent, or unable to pay its debts as such become due, or file any debtor proceedings, or take or have taken against Lessee or any guarantor in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's or any such guarantor's property, or if Lessee or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into such arrangement, and any such condition, proceedings, petition, appointment, assignment or action continues unremoved for a period of thirty (30) days, then Lessee shall, for purposes of this Lease, be deemed to be insolvent and in default under this Lease, and this Lease shall thereupon terminate, and Lessor, in addition to any other rights or remedies it may have, shall have the immediate right or reentry and may remove all persons and property from the Leased Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

25. ABANDONMENT. Lessee shall not vacate nor abandon the Leased Premises at any time during the Lease Term, nor permit the Leased Premises to remain unoccupied for a period longer than five (5) consecutive days during the Lease Term; and if Lessee shall so abandon, or vacate or surrender the Leased Premises, or suffer this Lease or the Leased Premises to be taken under any writ of execution or in any other way be dispossessed by process of law, or otherwise, any of which shall, for purposes of this Lease, be deemed an abandonment, then Lessee shall be in default under this Lease and any personal property belonging to Lessee and left on the Leased Premises shall, at the option of the Lessor, be deemed abandoned.

26. DEFAULT AND RIGHT TO RE-ENTER. In the event that Lessee: (a) fails to make any payment of rent or any other payment required to be made by lessee hereunder within ten (10) days after the same shall be due, or within three (3) days after written notice and demand, or (b) fails to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Lessee and such failure continues for more than fourteen (14) days after written notice of such default, or (c) becomes insolvent as described in paragraph 24 hereof, or
(d) abandons the Leased Premises as described in paragraph 25 hereof, or (e) assigns or sublets all or any portion of the Leased Premises or the Leased Premises are occupied or used by any other party without first obtaining Lessor's written consent; then Lessee shall be in default under this Lease, and Lessor shall have, in addition to any other rights or remedies which Lessor may have, the immediate right of re-entry and Lessor may remove all persons and property from the Leased Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, all without service of notice or resort to legal process and without Lessor's or Lessor's agent's being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

Should Lessor elect to re-enter, as herein provided, or should Lessor take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Lessor may either terminate this Lease or Lessor may from time to time without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Leased Premises, and relet said premises or any part thereof for such term or terms and upon such conditions as Lessor in its sole discretion may deem advisable; and upon each such reletting all rentals received by Lessor from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and all costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received by Lessor from such reletting during any month are less than the amount to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly.

No such re-entry or taking possession of the Leased Premises by Lessor shall be construed as an election by Lessor to terminate this Lease unless a notice of such intention is sent to Lessee or unless the termination of this Lease is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach provided such breach has not been cured. Should Lessor at any time terminate this Lease for any breach, in addition to any other remedy Lessor may have, Lessor may recover from Lessee all damages which Lessor may incur by reason of such breach, including the cost of recovering the Leased Premises, and including (1) all amounts that would have fallen due as rent between the time of termination of this Lease and the time of the claim, judgment, or other award, less the avails of all relettings and attornments, plus interest on the balance at the rate of ten percent (10%) per year; and (2) the worth at the time of the claim, judgment or other award, of the amount by which the unpaid rent for the balance of the Lease Term exceeds the amount of such rental loss that Lessee proves could be reasonably avoided. "Worth", as used in this provision, is computed by discounting the total at the discount rate of the Federal Reserve Bank of San Francisco at the time of the claim, judgment, or award, plus one percent (1%).

27. SURRENDER OF LEASE NOT MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases and subtenancies, or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subleases or subtenancies.

28. ATTORNEYS' FEES AND COLLECTION CHARGES. In the event of any legal action or proceeding between the parties hereto, reasonable attorneys' fees and expenses of the prevailing party in any such action or proceeding may be added to the judgment therein. Should Lessor be named as a defendant in any suit brought against Lessee in connection with or arising out of Lessee's occupancy hereunder, Lessee shall pay to Lessor all costs and expenses incurred by Lessor in such suit, including reasonable attorneys' fees. In addition to the charges provided for in paragraph 4(b) hereof in the event of a late

Payment by Lessee to Lessor of rent or other sums due hereunder, Lessee shall pay a charge of $75.00 to Lessor for preparation of a demand for delinquent rent.

29. CONDEMNATION. If any part of the Leased Premises or the Building shall be taken or condemned for a public or quasi-public use, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and the rent payable hereunder shall be adjusted so that the Lessee shall be required to pay, during the remainder of the Lease Term, only such portion of such rent as the number of square feet in the part remaining after the condemnation bears to the number of square feet in the entire Leased Premises at the date of condemnation; but in such event Lessor shall have the option to terminate this Lease as of the date when title to the part so condemned vests in the condemnor. If all of the Leased Premises be taken or condemned, or such part thereof so that there does not remain a portion susceptible for use and occupancy hereunder, this Lease shall thereupon terminate. If a part or all of the Leased Premises be taken or condemned, all compensation awarded upon such condemnation or taking shall go the the Lessor, and Lessee hereby irrevocably assigns and transfers to Lessor any right to compensation or damages to which the Lessee may be entitled during the term hereof by reason of the condemnation of all or a part of the Leased Premises.

30. NOTICES. All notices, statements, demands, request, consents, approvals, authorizations, offers, agreements, appointments and designations under this Lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party when served personally, or forty-eight
(48) hours after being deposited in the United States Mail, sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to Lessor or Lessee respectively at the address set forth after their signatures at the end of this Lease, or to such other address as either of the respective parties may designate in such a notice.

31. WAIVER. The waiver by Lessor of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition of any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant, or condition of this Lease, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

32. EFFECT OF HOLDING OVER. If Lessee should remain in possession of the Leased Premises after the expiration of the Lease Term and without executing a new lease, then such holding over shall be construed as a tenancy from month to month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy, except that the monthly rent shall be one and one-half (1-1/2) times the monthly amount of the minimum annual rent for the last month of the Lease Term.

33. PARKING. Lessee shall be entitled to park in common with other lessees of Lessor. Lessee agrees not to overburden the parking facilities and agrees to cooperate with Lessor and other lessees in the use of parking facilities. Lessor reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Lessee and other lessees, and, at Lessor's election, to locate and from time to time to relocate such spaces.

34. WAIVER OF TRIAL BY JURY, COUNTERCLAIMS, AND RIGHTS OF REDEMPTION. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee, Lessee's use or occupancy of the Leased Premises, or any claim of injury or damage. In the event Lessor commences any proceedings for nonpayment of rent, minimum rent, or additional rent, Lessee will not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of Lessee's right to assert such claims in any separate action or actions brought by the Lessee.

Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Lessee's being evicted or dispossessed for any cause, or in the event of Lessor's obtaining possession of the Leased Premises, by reason of the violation by Lessee of any of the terms, covenants, or conditions of this Lease, or otherwise.

35. SUBORDINATION. Lessor hereby reserves the right to place liens on, encumber, mortgage, convey by deed of trust, or hypothecate for security the Leased Premises, the Building, the Business Park, or any part thereof, and in such event this Lease and the leasehold interest hereby created shall, at Lessor's option, be subject and subordinate thereto, and to all advances made on the security thereof and to all renewals, extensions, or replacements thereof. Lessee agrees to and shall, within ten (10) days following the written request of Lessor to do so, execute, acknowledge, and deliver to Lessor or to the recipient designated by Lessor, any and all documents required or reasonably requested to subordinate Lessee's rights under and interest in this Lease to any such lien, encumbrance, mortgage, deed of trust, or hypothecation. Should Lessee fail or refuse to so execute, acknowledge, and deliver such documents, Lessee's interest in this Lease nevertheless shall be, at the option of Lessor, subordinate to any such lien. Lessee also hereby agrees to deliver to any lender designated by Lessor, within ten (10) days following the written request of Lessor, such financial statements of Lessee as may be reasonably required by such lender. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received in confidence.

36. ESTOPPEL CERTIFICATE. Lessee shall, within not more than ten (10) days after written notice from Lessor, execute, acknowledge and deliver to Lessor a statement in writing (1) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), and stating the date to which the rent and other charges are paid in advance, if any, and stating the amount and nature of any and all sums deposited with Lessor, if any, and (2) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of any property of which the Leased Premises are a part. Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (1) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (2) that there are no uncured defaults in Lessor's performance, and (3) that not more than one month's rent has been paid in advance.

37. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title of the Leased Premises, and except as expressly herein provided, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability with respect to Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor (or the then grantor) at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

38. CONDITION TO LEASE. In the event that the combined period of the Lease Term, together with all options granted herein, if any, exceed five (5) years, then as a condition subsequent to the obligation of the parties hereunder, the holder of the first mortgage or first deed of trust secured by the real property of which the Leased Premises are a part, may reject and terminate this Lease provided that written notice thereof shall be given to Lessee within thirty (30) days of the date hereof. In the event of such rejection or termination, Lessee shall immediately vacate and surrender the Leased Premises as provided in this Lease, and Lessor shall have no liability to Lessee as a result of such rejection or termination.

39. LIMITATION OF LIABILITY. (Strike if Lessor is not a partnership). In consideration of the benefits accruing hereunder, Lessee and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Lessor:

     (a) the sole and exclusive remedy against Lessor shall be against the partnership entity and its partnership assets;
     (b) no partner of Lessor shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);
     (c) no service of process shall be made against any partner of Lessor (except as may be necessary to secure jurisdiction of the partnership);
     (d) no partner of Lessor shall be required to answer or otherwise plead to any service of process;
     (e) no judgment will be taken against any partner of Lessor;
     (f) any judgment taken against any partner of Lessor may be vacated and set aside at any time without hearing;
     (g) no writ of execution will ever be levied against the assets of any partner of Lessor;
     (h) these covenants and agreements are enforceable by Lessor and also by any partner of Lessor.

Lessee agrees that teach of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

40. RULES AND REGULATIONS. Lessee hereby agrees to the following:

     (a) All garbage and refuse shall be placed by Lessee in the containers at the location prepared by Lessor for refuse collection, in the manner and at the times and places specified by Lessor
     (b) No aerial or antenna shall be erected on the roof or exterior walls of the Leased Premises, or on the grounds, without in each instance, the written consent of Lessor first being obtained. Any aerial or antenna so installed without such written consent shall be subject to removal by Lessor at any time without notice.
     (c) No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Leased Premises without the prior written consent of Lessor.
     (d) The outside areas immediately adjoining the Leased Premises shall be kept clean and free from dirt and rubbish by Lessee, to the satisfaction of the Lessor, and Lessee shall not place or permit any obstruction or materials in such areas. No exterior storage shall be allowed without permission in writing from Lessor.
     (e) The plumbing facilities shall not be used for any purposes other than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provisions shall be borne by Lessee.
     (f) Lessee shall use at Lessee's cost such pest extermination contractor as Lessor may direct and at such intervals as Lessor may require.
     (g) Lessee shall not burn any trash or garbage of any kind in or about the Leased Premises or the Business Park.

Lessor reserves the right from time to time to amend or supplement the foregoing rules and regulations, and to adopt and promulgate additional rules and regulations applicable to the Leased Premises. Notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to the Lessee.

Lessee agrees to comply with all such rules and regulations upon notice from Lessor, provided that such rules and regulations shall apply to a majority of all lessees of the Building of which the Leased Premises are a part.

41. DRAPERIES. Lessor shall select a standard drapery and color for use throughout the Building and Lessee shall use such standard drapery for all windows to be covered by Lessee. Lessee shall be required to provide, at Lessee's expense, prescribed draperies in front of windows in which the space is utilized for other than office use, such as storage and manufacturing.

42.  MISCELLANEOUS PROVISIONS.

     (a) Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine, feminine, and neuter genders shall each include either of the others as may be appropriate, and the word "person" shall include corporation, firm, or association. If there be more than one Lessee, the obligations imposed under this Lease upon Lessee shall be joint and several.
     (b) The headings or titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease.
     (c) This instrument contains all of the agreements and conditions made between the paries to this Lease and may not be modified orally or in any manner other than by an agreement in writing signed by all of the parties to this Lease. No oral or written statement by any party or by the agent of any party, made or delivered prior to or concurrently with the execution of this Lease, and which is not a part of this written Lease, shall be binding upon any party to this Lease.
     (d) Time is of the essence of each term and provision of this Lease.
     (e) Except as otherwise expressly stated, each payment required to be made by Lessee shall be in addition to and not in substitution for other payments to be made by Lessee.
     (f) Except as expressly provided for herein, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of Lessor and Lessee.
     (g) If any of the terms, conditions, or provisions of this Lease should be held invalid or in violation of law, this Lease and all other terms, conditions, and provisions thereof shall nevertheless remain in full force and effect.

43. COVENANTS, CONDITIONS, AND RESTRICTIONS. Lessee acknowledges that as of the date of this Lease, the Leased Premises are encumbered by certain covenants, conditions, and restrictions and grants of easement of record, and Lessee agrees to be bound by all of the terms, conditions, and provisions thereof.

44. MORTGAGEE PROTECTION. In the event of any default on the part of Lessor, Lessee will give notice by registered or certified mail to any beneficiary of a deed or trust or mortgagee of a mortgage covering the Leased Premises whose address shall have been furnished to Lessee, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Leased Premises by power of sale or by a judicial foreclosure, if such should prove necessary to effect a cure.

In the event of a judicial foreclosure or trustee's sale pursuant to a mortgage or deed of trust covering the Leased Premises, the purchaser may elect not to terminate this Lease, in which event Lessee shall attorn to such new purchaser and, if requested, Lessee shall execute a new lease on the same terms as this Lease for the balance of the Lease Term.

45. DEPOSIT AGREEMENT. Lessee hereby agrees that Lessor shall be entitled to immediately endorse and cash Lessee's good faith rent and security deposit check(s) accompanying this Lease. It is further agreed and understood that such action shall not guarantee acceptance of this Lease by Lessor but in the event Lessor does not accept this Lease the deposit shall be refunded in full to Lessee. This Lease shall be effective only after Lessee has received a copy fully executed by Lessor.

46. SPECIAL PROVISIONS. Special provisions of this Lease numbered 47 through 61 are attached hereto and are made a part hereof. If none, so state in the following space ____________. See Special Provisions made part of this Lease as pages 10 and 11.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the day and year first above written.

"LESSOR"  BRIGITTE ZEMMRICH                  "LESSEE"  NATURAL ALTERNATIVES
                                                       INTERNATIONAL
----------------------------------------     -----------------------------------------

By  /s/ BRIGITTE ZEMMRICH                    By  /s/ WILLIAM P. SPENCER
   -------------------------------------        -------------------------------------
        Brigitte Zemmrich                            William P. Spencer
                                                     Executive Vice President
   C/O  Sherry Bailey
   -------------------------------------        -------------------------------------

Address P.O. Box 28115                       Address 1185 Linda Vista Drive, Suite D
        --------------------------------             --------------------------------
        San Diego, CA 92198-0115                     San Marcos, CA 92069
        --------------------------------             --------------------------------

Phone   (619) 485-0376                       Phone   (619) 744-7340
        --------------------------------             --------------------------------


                                    GUARANTY

     The undersigned guarantor(s) hereby irrevocably guarantee to Lessor the full performance of each and every obligation of Lessee required to be performed under the terms of the above Lease, including the payment of all rent and other sums due from Lessee to Lessor. This Guaranty is entered into in order to induce Lessor to execute the above Lease with Lessee and will continue in full force and effect throughout the term of the above Lease or any extension thereof. The undersigned guarantor(s) hereby consent to and waive notice of any and all modifications of, amendments to, or changes in the terms and conditions of the above Lease, which may be agreed to between Lessor and Lessee, and agree that this Guaranty shall nevertheless continue in full force and effect.

     Executed on 1/24, 1995, at _______________________________________________.

GUARANTORS

/s/ WILLIAM P. SPENCER
----------------------------------------     ----------------------------------------
(Signature)                                  (Signature)

William P. Spencer,
Executive Vice President
----------------------------------------     ----------------------------------------
(Name-printed or typed)                      (Name-printed or typed)

Address                                      Address
        --------------------------------             --------------------------------

----------------------------------------     ----------------------------------------

Phone                                        Phone
      ----------------------------------           ----------------------------------

         ADDENDUM TO STANDARD BUSINESS PARK LEASE DATED JANUARY 9, 1995
                  BY AND BETWEEN BRIGITTE ZEMMRICH, LESSOR, AND
                   NATURAL ALTERNATIVES INTERNATIONAL, LESSEE.

47. EARLY POSSESSION. Lessee shall have access to the suite upon signing of the lease by both parties, and upon the vacating of the space by the present tenant and following necessary cleaning and painting on or about January 23, 1995. All terms and conditions of the lease shall be in full force and effect as of that date except that rent shall not start until February 1, 1995.

48. BUSINESS LICENSE. Lessee understands that he is responsible for obtaining a business license from the City of San Marcos to legally operate his business from the premises. Upon signing of this lease, Lessee warrants that he has satisfied this requirement.

49. CERTIFICATE OF INSURANCE. Lessor will receive a Certificate of Insurance from Lessee naming Lessor as additionally insured and referencing all suites leased by March 1, 1995 to be sent c/o Sherry Bailey, P.O. Box 28115, San Diego, CA 92198-0115 as set forth in item #13 of this lease.

50. RENTAL PAYMENTS. Monthly rental payments are due on the 1st of each month and past due after the 10th. Checks should be mailed and made payable to:

                                Brigitte Zemmrich
                                c/o Sherry Bailey
                                 P.O. Box 28115
                            San Diego, CA 92198-0115

       NOTE: Rental payments are to be postmarked no later than the 10th of each month. If rent is not received by the 15th of the month, you will be subject to a 5% late charge and service of a 3 Day Notice to Pay or Quit along with its associated $75.00 charge.

51. SIGNAGE. Lessor gives Lessee permission to place one (1) company sign above each suite conforming with the existing signs of the business center. See item #18 of this lease.

52. ALTERATIONS/ADDITIONS. Any alterations, additions or improvements to the premises will require PRIOR WRITTEN APPROVAL FROM THE LESSOR. Said alterations, additions and/or improvements (at Lessee's sole expense) shall be permitted, done by a licensed contractor and conform to all current building codes and regulations to include payment of all applicable fees. Plans showing the improvements must be submitted to Lessor for review and approval prior to any construction. Lessor reserves the right to require that the Lessee restore the premises (to include walls removed or doorways created) to the original condition/ configuration at the termination of the lease as set forth on page 3, item #8 of this lease. LESSEE FURTHER AGREES THAT ALL CITY ORDINANCES REGARDING FIRE WALLS WILL BE ADHERED TO, AND IF THERE IS ANY ALTERATION TO A FIRE WALL, THE INTEGRITY OF THE FIRE WALL WILL BE MAINTAINED. Lessee and Lessor understand and agree that the existing improvements done by previous tenants are accepted in "as is" condition to include the air conditioning system and window coverings.

53. HAZARDOUS AND TOXIC MATERIALS. Lessee agrees to maintain the premises in compliance with all city, county, state and federal hazard and toxic waste regulations. No use shall be made or permitted to be made of said premises, nor acts done or continued, which will violate said regulations, nor shall Lessee sell, or permit to be kept, used, or sold, in or about said premises, any article, liquid, or material of whatever kind of nature which may be prohibited by city, county, state or federal regulations pertaining to hazard and toxic waste materials. Notwithstanding any other remedies provided to Lessor, either within this agreement or by law, upon receipt of notice from any appropriate agency that Lessee is in violation of such regulations, Lessor shall be entitled to enter onto the premises and correct said violation and/or remove any such materials or items deemed to be in violation of such regulations. The costs of such correction and/or removal shall be the sole expense of Lessee and may be charged to Lessee as additional rent.

         ADDENDUM TO STANDARD BUSINESS PARK LEASE DATED JANUARY 9, 1995
                  BY AND BETWEEN BRIGITTE ZEMMRICH, LESSOR, AND
                   NATURAL ALTERNATIVES INTERNATIONAL, LESSEE.

54. LEASE RATE INCREASES. Lease rate increases shall be based on the Consumer Price Index, All Urban Consumers, Los Angeles - Riverside to be applied annually on the anniversary date each year of the lease term and any option term or extension period as set forth in 4(e).

55. HEATING AND AIR CONDITIONING EQUIPMENT. Lessor agrees to maintain and repair existing heating and air conditioning equipment. Any additional equipment installed by Lessee's at sole expense will be maintained by Lessor, but repairs to said additional equipment shall be the responsibility of Lessee. Lessee agrees that any roof leaks caused by penetrations made in the roof by Lessee shall be the responsibility of the Lessee, and that at the termination of the Lease, the roof shall be left in a water-tight condition.

56. BOUNCED RENT CHECKS. Should a rent check be returned by the bank for insufficient funds, all future rental payments must be made by cashier/certified check or money order.

57. COMPLETION OF LEASE TERM/EXTENSION/OPTION PERIOD. Should Lessee fail to complete lease term or any extension/option period for any reason, Security Deposit shall be used for any unpaid rent as well as for restoring the premises to leasable condition (i.e. cleaning carpet, painting, etc.) to include any necessary repairs.

58. KEYS. Lessee will be supplied with three (3) front/back door keys and three (3) mail box keys. There will be a $25.00 charge if all keys are not returned when premises are vacated and will be deducted from the Security Deposit.

59.    CONTINGENCIES.


       1.     A lease fully executed by both Lessee and Lessor.
       2. Lessee assures Lessor that there shall be no odor associated with the products manufactured in this unit. Lessor shall not be held liable for any product or chemical that the City, County, State or Federal Government might determine to be a pollutant to the air or water which results in fines or increased water billing.

60. TENANT IMPROVEMENTS. Lessor agrees to install a gate on the existing trash enclosure.

61. LESSEE ALTERATION. Permission is hereby given by Lessor for Lessee, at Lessee's sole expense, to create a doorway in the demising wall which separates Suites A and B to accommodate a forklift. Should this wall be a fire wall, Lessee hereby guarantees that all city codes will be adhered to relating to fire walls and that the integrity of the fire wall will be maintained at all times (to include but not limited to auto-close fire doors). Lessor reserves the right to require Lessee to restore demising wall to original configuration at the termination of this lease as set forth on page 3, item #8 of this lease.

LESSOR:    BRIGITTE ZEMMRICH            LESSEE:    NATURAL ALTERNATIVES
                                                   INTERNATIONAL
BY:  /s/ BRIGITTE ZEMMRICH
   ----------------------------         BY:  /s/ WILLIAM P. SPENCER
                                           -------------------------------------
                                           William P. Spencer,
                                           Executive Vice President
DATE:  2/1/95
     --------------------------         DATE:     1/24/95
                                             -----------------------------------

           STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE -- GROSS
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                                     [LOGO]

1.   BASIC PROVISIONS ("BASIC PROVISIONS").

     1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, April 11, 1994, is made by and between Brigitte Zemmrich ("LESSOR") and Natural Alternatives International ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

     1.2(a) PREMISES: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 425 Ryan, #B, located in the City of San Marcos, County of San Diego, State of California, with zip code 92069, as outlined on Exhibit N/A attached hereto ("PREMISES"). The "BUILDING" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): That certain space containing approximately 2,900 square feet. In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "INDUSTRIAL CENTER." (Also see Paragraph 2.)

     1.2(b) PARKING: 5 unreserved vehicle parking spaces ("UNRESERVED PARKING SPACES"); and N/A reserved vehicle parking spaces ("RESERVED PARKING SPACES"). (Also see Paragraph 2.6.)

     1.3 TERM: 1 years and - months ("ORIGINAL TERM") commencing April 15, 1994 ("COMMENCEMENT DATE") and ending April 14, 1995 ("EXPIRATION DATE"). (Also see Paragraph 3.)

     1.4 EARLY POSSESSION: Upon Full Execution ("EARLY POSSESSION DATE"). (Also see Paragraphs 3.2 and 3.3.)

     1.5 BASE RENT: $1,305.00 per month ("BASE RENT"), payable on the 15th day of each month commencing April 15, 1994 (Also see Paragraph 4.)

[ ] If this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum _______, attached hereto.

     1.6(a) BASE RENT PAID UPON EXECUTION: $1,335.00 as Base Rent for the period April 15 - May 14, 1994 ($1,305 Base Rent + $30/Water).

     1.6(b) LESSEE'S SHARE OF COMMON AREA OPERATING EXPENSES: N/A percent (_____%) ("LESSEE'S SHARE") as determined by [ ] prorata square footage of the Premises as compared to the total square footage of the Building or [ ] other criteria as described in Addendum ________.

     1.7 SECURITY DEPOSIT: $1,335.00 ("SECURITY DEPOSIT"). (Also see Paragraph
5.)

     1.8 PERMITTED USE: Light manufacturing and all other allied uses.
_______________________________________________________________________________
_____________________________________ ("PERMITTED USE") (Also see Paragraph 6.)

     1.9 INSURING PARTY. Lessor is the "INSURING PARTY." (Also see Paragraph 8.)

     1.10(a) REAL ESTATE BROKERS. The following real estate broker(s) (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

[ ] ______________________ represents Lessor exclusively ("LESSOR'S BROKER");

[ ] ______________________ represents Lessee exclusively ("LESSEE'S BROKER"); or

[X] Iliff, Thorn & Company represents both Lessor and Lessee ("DUAL AGENCY"). (Also see Paragraph 15.)

     1.10(b) PAYMENT TO BROKERS. Upon the execution of this Lease by both Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Broker(s) (or in the event there is no separate written agreement between Lessor and said Broker(s), the sum of $ per schedule) for brokerage services rendered by said Broker(s) in connection with this transaction.

     1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by Natural Alternatives International ("GUARANTOR"). (Also see Paragraph 37.)

     1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 57, and Exhibits - through -, all of which constitute a part of this Lease.

2.   PREMISES, PARKING AND COMMON AREAS.

     2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

     2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

     2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including, but not limited to, the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations, and any covenants or restrictions of record (collectively, "APPLICABLE LAWS") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

     2.5 LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

     2.6 VEHICLE PARKING. Lessee shall be entitled to use the number of Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "PERMITTED SIZE VEHICLES." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

              (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

              (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

              (c) Lessor shall at the Commencement Date of this Lease provide the parking facilities required by Applicable Law.

     2.7 COMMON AREAS - DEFINITION. The term "COMMON AREAS" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general nonexclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

     2.8 COMMON AREAS - LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     2.9 COMMON AREAS - RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

     2.10 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

              (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

              (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

              (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas;

              (d) To add additional buildings and improvements to the Common Areas;

              (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

              (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.   TERM.

     3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2 EARLY POSSESSION. If an Early Possession Date is specified in Paragraph
1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including, but not limited to, the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

     3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days after the end of said sixty (60) day period, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the Original Term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.   RENT.

     4.1 BASE RENT. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

     4.2 COMMON AREA OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

              (a) "COMMON AREA OPERATING EXPENSES" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

                    (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                        (aa) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                        (bb) Exterior signs and any tenant directories.

                        (cc) Fire detection and sprinkler systems.

                    (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

                    (v) Any increase above the Base Real Property Taxes (as defined in Paragraph 10.2(b)) for the Building and the Common Areas.

                    (vi) Any "insurance Cost Increase" (as defined in Paragraph 8.1)
                    (ix) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

              (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

              (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

              (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be credited the amount of such over-payment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor as an addition to the Security Deposit so that the total amount of the Security Deposit shall at all times bear the same proportion to the then current Base Rent as the initial Security Deposit bears to the initial Base Rent set forth in Paragraph 1.5. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6.   USE.

     6.1 PERMITTED USE.

              (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

              (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

     6.2 HAZARDOUS SUBSTANCES.

              (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank; (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority; and
(iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including, but not limited to, the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

              (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including, but not limited to, all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

              (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3 LESSEE'S COMPLIANCE WITH REQUIREMENTS. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE REQUIREMENTS," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including, but not limited to, matters pertaining to (i) industrial hygiene; (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions; and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

     6.4 INSPECTION; COMPLIANCE WITH LAW. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDERS") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7. MAINTENANCE, REPAIRS, UTILITY INSTALLATIONS, TRADE FIXTURES AND
   ALTERATIONS.

     7.1 LESSEE'S OBLIGATIONS.

              (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph
7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

              (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

              (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph
13.2 below.

     7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.

       7.3    UTILITY INSTALLATIONS, TRADE FIXTURES, ALTERATIONS.

              (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "LESSEE-OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed $2,500.00.

              (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $2,500.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

              (c) LIEN PROTECTION. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor, in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

       7.4    OWNERSHIP, REMOVAL, SURRENDER, AND RESTORATION.

              (a) OWNERSHIP. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

              (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

              (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.   INSURANCE; INDEMNITY.

     8.1 PAYMENT OF PREMIUM INCREASES.

              (a) As used herein, the term "INSURANCE COST INCREASE" is defined as any increase in the actual cost of the insurance applicable to the Building and required to be carried by Lessor pursuant to Paragraphs 8.2(b), 8.3(a) and 8.3(b), ("REQUIRED INSURANCE"), over and above the Base Premium, as hereinafter defined, calculated on an annual basis. "Insurance Cost Increase" shall include, but not be limited to, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, and/or a general premium rate increase. The term "Insurance Cost Increase" shall not, however, include any premium increases resulting from the nature of the occupancy of any other lessee of the Building. If the parties insert a dollar amount in Paragraph 1.9, such amount shall be considered the "BASE PREMIUM." If a dollar amount has not been inserted in Paragraph 1.9 and if the Building has been previously occupied during the twelve (12) month period immediately preceding the Commencement Date, the "Base Premium" shall be the annual premium applicable to such twelve (12) month period. If the Building was not fully occupied during such twelve (12) month period, the "Base Premium" shall be the lowest annual premium reasonably obtainable for the Required Insurance as of the Commencement Date, assuming the most nominal use possible of the Building. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $1,000,000 procured under Paragraph 8.2(b).

              (b) Lessee shall pay any Insurance Cost increase to Lessor pursuant to Paragraph 4.2. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

     8.2 LIABILITY INSURANCE.

              (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "INSURED CONTRACT" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

              (b) CARRIED BY LESSOR. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3 PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE.

              (a) BUILDING AND IMPROVEMENTS. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender or included in the Base Premium), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

              (b) RENTAL VALUE. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

              (c) ADJACENT PREMISES. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

              (d) LESSEE'S IMPROVEMENTS. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

     8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

     8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

     8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

     8.7 INDEMNITY. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.   DAMAGE OR DESTRUCTION.

     9.1 DEFINITIONS.

              (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

              (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

              (c) "INSURED LOSS" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

              (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

              (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 PREMISES PARTIAL DAMAGE -- INSURED LOSS. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

     9.3 PARTIAL DAMAGE -- UNINSURED LOSS. If Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

     9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

     9.6 ABATEMENT OF RENT; LESSEE'S REMEDIES.

              (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

              (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph
9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

     9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.8 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

     9.9 WAIVER OF STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2(a), applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any increases in such amounts over the Base Real Property Taxes shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

     10.2 REAL PROPERTY TAX DEFINITION.

     (a) As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including, but not limited to, a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

     (b) As used herein, the term "BASE REAL PROPERTY TAXES" shall be the amount of Real Property Taxes, which are assessed against the Premises, Building or Common Areas in the calendar year during which the Lease is executed. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

     10.3 ADDITIONAL IMPROVEMENTS. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

     10.4 JOINT ASSESSMENT. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.5 LESSEE'S PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay directly for all utilities and services supplied to the Premises, including, but not limited to, electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED.

              (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

              (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

              (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

              (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("LESSOR'S NOTICE"), increase the monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value as reasonably determined by Lessor (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition) or one hundred ten percent (110%) of the price previously in effect, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior the adjustment specified in Lessor's Notice.

              (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

     12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

              (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

              (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

              (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

              (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

              (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including, but not limited to, the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

              (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

              (g) The occurrence of a transaction described in Paragraph 12.2(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased by an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the Security Deposit increase a condition to Lessor's consent to such transaction.

              (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment schedule of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Lessor.

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

              (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

              (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

              (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

              (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

              (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.  DEFAULT; BREACH; REMEDIES.

     13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "DEFAULT" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

              (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

              (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

              (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

              (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

              (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

              (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

              (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

     13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including, but not limited to, the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

              (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such pro-ceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

              (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

              (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

              (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.  BROKERS' FEES

     15.1 PROCURING CAUSE. The Broker(s) named in Paragraph 1.10 is/are the procuring cause of this Lease.

     15.2 ADDITIONAL TERMS. Unless Lessor and Broker(s) have otherwise agreed in writing, Lessor agrees that: (a) if Lessee exercises any Option (as defined in Paragraph 39.1) granted under this Lease or any Option subsequently granted, or
(b) if Lessee acquires any rights to the Premises or other premises in which Lessor has an interest, or (c) if Lessee remains in possession of the Premises with the consent of Lessor after the expiration of the term of this Lease after having failed to exercise an Option, or (d) if said Brokers are the procuring cause of any other lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or
(e) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transactions, Lessor shall pay said Broker(s) a fee in accordance with the schedule of said Broker(s) in effect at the time of the execution of this Lease.

     15.3 ASSUMPTION OF OBLIGATIONS. Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph
15. Each Broker shall be an intended third party beneficiary of the provisions of Paragraph 1.10 and of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

     15.4 REPRESENTATIONS AND WARRANTIES. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.  TENANCY AND FINANCIAL STATEMENTS.

     16.1 TENANCY STATEMENT. Each Party (as "RESPONDING PARTY") shall within ten
(10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 FINANCIAL STATEMENT. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including, but not limited to, Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

23.  NOTICES.

     23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to two hundred percent (200%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the state in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

     30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

     30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach. Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of Rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.  CONSENTS.

              (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including, but not limited to, architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including, but not limited to, consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

              (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.  GUARANTOR.

     37.1 FORM OF GUARANTY. If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease, including, but not limited to, the obligation to provide the Tenancy Statement and information required in Paragraph 16.

     37.2 ADDITIONAL OBLIGATIONS OF GUARANTOR. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the Rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39. OPTIONS.

     39.1 DEFINITION. As used in this Lease, the word "OPTION" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

     39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

     39.4 EFFECT OF DEFAULT ON OPTIONS.

              (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph
13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of separate Default under Paragraph 13.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

              (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

              (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or
(iii) if Lessee commits a Breach of this Lease.

40. RULES AND REGULATIONS. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("RULES AND REGULATIONS") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The Parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:                              Executed at: SAN MARCOS, CA
             -------------------------                 -------------------------

on:    4/30/94                            on: APRIL 21, 1994
    ----------------------------------        ----------------------------------


BY LESSOR: Brigitte Zemmrich              BY LESSEE: Natural Alternatives
                                                     International
---------------------------------------   --------------------------------------

---------------------------------------   --------------------------------------


By: /s/ BRIGITTE ZEMMRICH                 By: /s/ WILLIAM P. SPENCER
   ------------------------------------      -----------------------------------

Name Printed: BRIGITTE ZEMMRICH           Name Printed: WILLIAM P. SPENCER
             --------------------------                -------------------------

Title: OWNER                              Title: EXECUTIVE VICE PRESIDENT
      ---------------------------------         --------------------------------

By:                                       By:
   ------------------------------------      -----------------------------------

Name Printed:                             Name Printed:
             --------------------------                -------------------------

Title: c/o Sherry Bailey                  Title:
      ---------------------------------         --------------------------------

Address: P.O. Box 28115                   Address: 1185 Linda Vista, Suite D
        -------------------------------           ------------------------------
         San Diego, CA 92198-0115                  San Marcos, CA 92069
---------------------------------------   --------------------------------------

Telephone: (619) 485-0376                 Telephone: (619) 744-7340
            --- -----------------------               --- ----------------------

Facsimile: (   )                          Facsimile: (619) 744-9589
            --- -----------------------               --- ----------------------


BROKER:                                   BROKER:

Executed at:                              Executed at:
            ---------------------------               --------------------------

on:                                       on:
   ------------------------------------      -----------------------------------

By:                                       By:
   ------------------------------------      -----------------------------------

Name Printed:                             Name Printed:
             --------------------------                -------------------------

Title:                                    Title:
      ---------------------------------         --------------------------------

Address: 2386 Faraday Avenue, Suite 100   Address:
        -------------------------------           ------------------------------
         Carlsbad, CA 92008
---------------------------------------   --------------------------------------

Telephone: (619) 438-8950                 Telephone: (   )
            --- -----------------------               --- ----------------------

Facsimile: (   )                          Facsimile: (   )
            --- -----------------------               --- ----------------------


NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower Street, Suite 600, Los Angeles, California 90017. (213) 687-8777.

(c)1993 by American Industrial Real Estate Association. All rights reserved. No part of these words may be reproduced in any form without permission in writing.

ADDENDUM TO STANDARD INDUSTRIAL /COMMERCIAL MULTI-TENANT LEASE - GROSS DATED APRIL 11,1994, BY AND BETWEEN BRIGITTE ZEMMRICH AS LESSOR, AND NATURAL ALTERNATIVES INTERNATIONAL, AS LESSEE.

--------------------------------------------------------------------------------

49. Lessee shall have access to the Suite upon the full execution of the lease by both parties. All terms and conditions of the Lease shall be in full force and effect as of that date except that rent shall not start until April 15, 1994.

50. Lessee understands that he is responsible for obtaining a business license from the City of San Marcos to legally operate his business from the premises. Upon signing of this Lease, Lessee warrants that he has satisfied this requirement.

51. Lessor will receive a Certificate of Insurance from Lessee naming Lessor as additionally insured and referencing all suites leased by May 15, 1994 to be sent c/o Sherry Bailey, P. O. Box 28115, San Diego, CA, 92198-0115 as set forth in item #8.5 of this lease.

52. Monthly rental payments are due on the 15th of each month and past due after the 25th. Checks should be mailed and made payable to:

                                Brigitte Zemmrich
                                c/o Sherry Bailey
                                 P. O. BOX 28115
                            San Diego, CA 92198-0115

53. Lessor gives Lessee permission to place one (1) company sign above the suite conforming with the existing signs of the business center. SEE ITEM #34 of the Lease.

54. Lessee understands that he has the right to make certain improvements to the space. All improvements must be submitted to the Lessor first for her approval, must be permitted and done by a licensed contractor. Lessor reserves the right to have the Lessee remove any improvements at the termination of the lease and bring the space back to its existing condition. Lessee agrees that any roof leaks caused by penetrations made in the roof by the Lessee shall be the responsibility of the Lessee, and that at the termination of the lease, the roof shall be left in a water-tight condition.

55. Hazardous and Toxic Materials. Lessee agrees to maintain the premises in compliance with all city, county, state and federal hazard and toxic waste regulations. No use shall be made or permitted to be made of said premises, nor acts done or continued, which will violate said regulations, nor shall Lessee sell, or permit to be kept, used, or sold, in or about said premises, any article, liquid, or material of whatever kind or nature which may be prohibited by city, county, state or federal regulations pertaining to hazard and toxic waste materials. Notwithstanding any other remedies provided to Lessor, either within this agreement or by law, upon receipt of notice from any appropriate agency that Lessee is in violation of such regulations, Lessor shall be entitled to enter onto the premises and correct said violation of such regulations. The costs of such correction and/or removal shall be the sole expense of Lessee and may be charged to Lessee as additional rent.

56.    Contingencies:

       1.     A lease fully executed by both Lessor and Lessee.

       2. Lessee assures Lessor that there shall be no odor associated with the products manufactured in this unit. Lessor shall not be held liable for any product or chemical that the City, County, State or Federal Government might determine to be a pollutant to the air or water which results in fines or increased water billing.

57. Lessee shall have a forty-eight (48) hour Right of First Refusal to lease the adjacent Suite A. When Suite A becomes available and the Lessor receives an offer which she would accept, written notice shall be given to the Lessee, and the Lessee shall have forty-eight (48) hours in which to exercise their option by matching the offer to lease. The Lessee shall also have a forty-eight (48) hour right of first refusal to match any offer to purchase the entire building upon written notification from the owner that there has been an offer recorded which the owner would accept. This Right of First Refusal to lease or purchase shall run only as long as Natural Alternatives International is a Tenant in the building.

LESSOR:     BRIGITTE ZEMMRICH           LESSEES:      NATURAL ALTERNATIVES
                                                      INTERNATIONAL
BY:  /s/ BRIGITTE ZEMMRICH              BY:  /s/ [SIGNATURE ILLEGIBLE]
   ----------------------------            -------------------------------------

DATE:  4/30/94                           DATE:  APRIL 21, 1994
     --------------------------              -----------------------------------

                               EXTENSION OF LEASE

I.   PARTIES:

     THIS AMENDMENT is executed at San Marcos, California this 21st day of January, 2000, by and between Brigitte Zemmrich the ("Lessor") and Natural Alternatives International the ("Lessee").

II.  RECITALS:

     Lessor and Lessee, being parties to that certain Lease dated April 11/January 9, 1994/95, hereby express their mutual desire and intent to extend the terms of the Lease and amend by this writing those terms, covenants and conditions contained in "TERM" and "RENT" as hereinafter provided for the premises located at 425 Ryan Drive, Suites A & B, San Marcos, California 92069.

III. AMENDMENTS:

     "TERMS" shall hereafter additionally provide for Twelve (12) months commencing on May 1, 2000 and ending April 30, 2001.

     "RENT" shall hereafter additionally provide as follows: Lessee shall pay to Lessor as rent for the Premises without deduction, offset, prior notice or demand, equal monthly payments of $4,202.00* including trash and water, in advance on the first day of each month of the term hereof. Rent shall be payable in lawful money of the United States.

     The Security Deposit is increased by the sum of N/A Dollars ($-0-) which shall be submitted to Lessor with signing of this Renewal. Tenant has therefore deposited with Lessor Security Deposit totalling Seven thousand eight hundred eighty six and no/100 Dollars ($7,886.00). Such Amendment to Lease shall not be accepted by Lessor without submitted above Security Deposit Balance at the same time.

     *New rental amount reflects 2.3% annual CPI increase.

IV.  INCORPORATION:

     Except as modified herein, all other terms and conditions of the Lease between the Parties described above, shall continue. If there is a conflict in terms between the Lease and the Extension of Lease, the Extension of Lease shall control.

V.   DEADLINE POLICY:

     If Amendment to Lease is not returned to Lessor, fully signed by Lessee and accompanied by Security Deposit Balance, by 5:00 p.m. on 4th (day) of February, 2000, THIS AMENDMENT TO LEASE SHALL BECOME NULL AND VOID. ***********

VI.  ADDITIONAL PROVISIONS:

     Provided Lessee is not in default under any terms and conditions of the original Lease, Lessee shall give Lessor at least ninety (90) days written notice prior to expiration if Lessee desires to extend Lease. Should Lease be extended, Lease rate shall be increased based upon the Consumer Price Index increase (All Urban Consumers, Los Angeles-Riverside-Orange County) for the most recently published twelve (12) month period.

     IN WITNESS WHEREOF Lessor and Lessee have executed this Amendment as of the day and year above written.

                                        NATURAL ALTERNATIVES INTERNATIONAL

By:   /s/ BRIGITTE ZEMMRICH             By:   /s/ PETER WULFF
      ----------------------------            ----------------------------
          Brigitte Zemmrich                       Peter Wulff,
                                                  Chief Financial Officer

Date: 2/08/00                           Date: 2/1/00
      ----------------------------            ----------------------------

               ("LESSOR")                              ("LESSEE")